UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05901 )

Exact name of registrant as specified in charter: Putnam Investment Grade Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2006

Date of reporting period: December 1, 2005— May 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Investment Grade Municipal Trust

5|31|06

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Investment Grade
Municipal Trust

5| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	26

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Investors continue to keep a close watch on the course of the economy. Globally, it appears that, assuming economic growth exceeds 4% in 2006, we will have seen the strongest economic performance over a four-year period in over thirty years. Corporate profits have boomed around the world, business capacity utilization rates have moved up, and unemployment rates have come down. Given such a sustained period of robust growth, it is not surprising that prices have begun to rise, inflation rates have crept up, and central banks in many countries, particularly the Federal Reserve (the Fed) in the United States, have pushed interest rates higher.

In recent weeks, investors have worried that these higher rates could threaten the fundamentals of the global economy, prompting a widespread sell-off. However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher interest rates are bringing business borrowing costs closer to the rate of return available from investments. In our view, this should help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that influence the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Investment Grade Municipal Trust:
potential for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of their investment income. Putnam Investment Grade Municipal Trust offers another advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees.

The fund’s management team can select bonds issued by a variety of state and local governments. The fund also combines bonds of differing quality levels to increase income potential. The portfolio focuses primarily on investment-grade bonds to seek a high level of overall credit quality. The team also allocates a portion of assets to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

Putnam Investment Grade Municipal Trust’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Leverage can mean higher returns, but adds risk and may increase share price volatility.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest that capital at higher rates to enhance return for common shareholders.

Putnam Investment Grade Municipal Trust is a leveraged fund that seeks as high a level of current income free from federal income tax as Putnam Management believes is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for investors seeking tax-exempt income who can accept a higher level of risk in exchange for the potentially higher level of income offered by a leveraged fund.

Highlights

* For the six months ended May 31, 2006, Putnam Investment Grade Municipal Trust returned 1.93% at net asset value (NAV) and 2.82% at market price.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 1.51% ..

* The average return for the fund’s Lipper category, General Municipal Debt Funds (leveraged closed-end) was 2.65% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 5/31/06

Since the fund's inception (10/26/89), average annual return is 7.38% at NAV and 6.00% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.36%	3.59%	85.24%	42.31%

5 years	6.25	3.65	35.38	19.61

3 years	5.98	-0.29	19.05	-0.88

1 year	2.49	1.04	2.49	1.04

6 months	—	—	1.93	2.82

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Solid economic growth and investors’ pursuit of income during the past six months drove credit spreads narrower for higher-yielding bonds. Your fund’s emphasis on tobacco settlement bonds, appreciation from a pre-refunded holding, and use of leverage enabled it to outperform its benchmark, the Lehman Municipal Bond Index, at NAV. The fund’s relatively short duration was also a positive factor as interest rates continued to rise, causing bond prices to fall. However, our yield curve strategy had its downside, as interest rates for bonds with shorter maturities increased more than rates for longer-term bonds. In addition, the overall quality of the fund’s portfolio was higher than that of other funds in its Lipper group. Lower-quality bonds continued to outperform higher-quality issues during the period, causing the fund’s results at NAV to lag the average for its Lipper category.

Market overview

Amid continuing signs of solid economic growth, and the potential for inflation that often accompanies such growth, the Fed increased the federal funds rate four times during the first half of the fund’s fiscal year, lifting this benchmark for overnight loans between banks from 4.00% to 5.00% . Bond yields rose across the maturity spectrum, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality  plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed comparable Treasury bonds, as prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries was greater than we expected.

A robust economy and rising corporate earnings contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of lower-rated bonds was primarily the result of strong demand by buyers searching for higher yields. Non-rated bonds also rallied. In addition, as a result of favorable legal rulings, tobacco settlement bonds generally outperformed the broader market. Also, airline-related industrial development bonds (IDBs) performed exceptionally well, in our view.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that contributed positively to results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted from performance during the period but did not negate the positive contribution provided by our duration strategy. In order to keep the fund’s duration short, we limited

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	1.51%

Lehman Aggregate Bond Index (broad bond market)	0.01%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.25%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.56%

Equities

S&P 500 Index (broad stock market)	2.60%

Russell 1000 Index (large-company stocks)	2.77%

Russell 2000 Index (small-company stocks)	7.03%

exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. However, as the yield curve flattened and shorter- and longer-term yields converged, bonds with longer maturities performed better than their intermediate-maturity counterparts.

The fund’s underweight position in the lowest-rated bonds (i.e., those rated Ba and below), compared to other funds in its peer group, detracted from results as securities in this area of the market rallied. This underweight was based on our analysis of lower-rated bonds, which concluded that better relative value existed in bonds rated Baa and higher at this point in the credit cycle. In recent months, the continued narrowing of credit spreads — or the reduced premium investors stand to receive by investing in lower-rated issues — has not been supported by credit fundamentals, in our view. The fund’s overweight position in Baa-rated bonds, compared to other funds in its peer group, boosted results as securities in this area of the market continued to perform well.

The fund’s underweight position in airline-related IDBs (industrial development bonds) modestly detracted from performance as this sector posted strong results for the period. An overweight position in tobacco settlement bonds contributed positively to results, as these bonds continued to strengthen during the period.

Your fund’s holdings

While tobacco settlement bonds gener ally carry investment-grade ratings, they are secured by the income stream from tobacco companies’ settlement obligations to the states and generally offer higher yields than bonds of comparable quality. An improving litigation environment has led to higher prices for these bonds, and your fund’s holdings in this sector of the municipal bond market contributed favorably to results. We also think tobacco settlement bonds provide additional diversification, since their performance is not as closely tied to economic growth as other holdings. The fund owns or owned tobacco settlement bonds issued in six states during the period: California, New Jersey, South Carolina, South Dakota, Washington, and Wisconsin.

Among the fund’s best-performing individual issues were Illinois Development Finance Authority Hospital revenue bonds issued for Adventist Health System, which were pre-refunded in December 2005. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment — usually U.S. Treasury securities — that matures at the original bond’s first call date, effectively raising its perceived credit rating, but shortening its effective maturity. The effective maturity of the Adventist Health System bonds moved from 2024 to 2009.

The fund had only a small exposure to airline-related industrial development bonds (IDBs), which rebounded during the period. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry, affect the prices of these bonds more than the rating of the issuing municipality. The airline industry has been struggling ever since the terrorist attacks of September 2001, and rising fuel prices made a bad situation worse. However, a gradual rise in passenger counts and the recent rise in ticket prices helped improve airlines’ balance sheets, and many investors rushed to buy airline-related bonds. Your fund’s modest position in IDBs issued in New York City for British Airways — which have been in the portfolio for a long time — benefited from the rally, but other funds in the peer group with larger positions in this sector were able to participate more fully. Although we believe airlines are showing signs of stabilization and we are watching the situation carefully, we prefer to wait for more attractive opportunities before increasing the fund’s exposure.

Finally, to help broaden the fund’s diversification, we have been looking for opportunities in single-family housing bonds, where rising interest rates and declining mortgage prepayments make the sector seem increasingly attractive. We recently purchased some high-quality, single-family mortgage bonds issued in New Mexico.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end but expect that rates will continue to rise over the near term. Consequently, we currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market may be susceptible to weaker returns in the coming months. A key reason for this belief is the market’s unusually strong performance versus taxable equivalents for the fiscal period. In our view, the municipal market’s exceptional results can be attributed primarily to a combination of robust demand and limited new-issue supply.

It appears to us that the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yields between Aaa-rated bonds and Baa-rated bonds — the lowest investment-grade rating — is at its narrowest point since late 1999. In other words, the reward in terms of higher yields for assuming additional credit risk has diminished substantially. Therefore, we remain cautious with respect to securities at the lower end of the credit spectrum.

We continue to have a positive view of defensive sectors such as single-family housing bonds, which performed well over most of the fiscal period.

Finally, our view on tobacco settlement bonds remains positive as we believe that they represent good investment opportunities relative to the inherent risks associated with the sector.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 5/31/06

				Lipper General
			Lehman	Municipal Debt
			Municipal	Funds (leveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 10/26/89)	7.38%	6.00%	6.73%	7.29%

10 years	85.24	42.31	78.16	91.68
Annual average	6.36	3.59	5.95	6.71

5 years	35.38	19.61	29.26	41.38
Annual average	6.25	3.65	5.27	7.14

3 years	19.05	-0.88	9.97	17.66
Annual average	5.98	-0.29	3.22	5.54

1 year	2.49	1.04	1.88	3.29

6 months	1.93	2.82	1.51	2.65

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 5/31/06, there were 56, 56, 55, 45, and 39 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 5/31/06

Distributions* — common shares

Number	6

Income[1]	$0.246400

Capital gains[2]	—

Total	$0.246400

	Series A
Distributions* — preferred shares	(1,400 shares)

Income[1]	$1,606.62

Capital gains[2]	—

Total	$1,606.62

Common share value:	NAV	Market price

11/30/05	$10.81	$9.34

5/31/06	10.74	9.36

Current yield (common shares, end of period)

Current dividend rate[3]	4.57%	5.24%

Taxable equivalent[4]	7.03	8.06

*	Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1	For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2	Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3	Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4	Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	NAV	Market price

Annual average
Life of fund (since 10/26/89)	7.31%	6.04%

10 years	82.55	43.10
Annual average	6.20	3.65

5 years	33.28	14.53
Annual average	5.91	2.75

3 years	18.03	–3.05
Annual average	5.68	–1.03

1 year	0.99	2.33

6 months	0.15	2.70

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $170,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended May 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2006, and May 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the arrangements agreed to in June 2005. Under the new fee schedule, which went into effect January 1, 2006, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a) 0.55% of the fund’s average net assets (including assets attributable to both common and preferred shares) or

(b) 0.65% of the first $500 million of the fund’s average net assets (including assets attributable to both common and preferred shares);

0.55% of the next $500 million;

0.50% of the next $500 million;

0.45% of the next $5 billion;

0.425% of the next $5 billion;

0.405% of the next $5 billion;

0.39% of the next $5 billion; and

0.38% thereafter.

The new fee schedule for your fund has resulted in lower management fees paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 53rd percentile in management fees and in the 53rd percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The

Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of under-performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end); compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

25th	29th	51st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 65, 56, and 51 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five-, and ten-year periods ended June 30, 2006, were 67%, 83%, and 53%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2006, the fund ranked 38th out of 56, 39th out of 46, and 21st out of 39 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/06 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage

COP Certificate of Participation	Association Collateralized

FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds

FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company

FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed

Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized

FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes

Association Collateralized	XLCA XL Capital Assurance

FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (162.3%)*

	Rating **	Principal amount	Value

Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$410,152

Arizona (1.5%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	572,995
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	1,175,000	1,297,165
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	525,000	500,346
Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), 5.8s, 12/1/31	A3	1,000,000	1,060,420
			3,430,926

Arkansas (2.1%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	3,000,000	3,364,800
Independence Cnty., Poll. Control Rev.
Bonds (Entergy, Inc.), 5s, 1/1/21	A-	500,000	502,725
Little Rock, G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	760,000	748,167
			4,615,692

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

California (20.3%)
Anaheim, Pub. Fin. Auth. Tax Alloc. Rev.
Bonds, MBIA, 6.45s, 12/28/18	Aaa	$4,000,000	$4,242,960
CA Edl. Fac. Auth. Rev. Bonds (U. of the
Pacific), 5s, 11/1/21	A2	525,000	540,461
CA Hlth. Fac. Auth. Rev. Bonds (Sutter
Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	2,500,000	2,584,700
CA State G.O. Bonds
5 1/8s, 4/1/23	A1	500,000	521,050
5.1s, 2/1/34	A1	750,000	759,075
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
6s, 5/1/15 (Prerefunded)	Aaa	1,500,000	1,693,545
AMBAC, 5 1/2s, 5/1/13 #	Aaa	13,000,000	14,212,250
5 1/2s, 5/1/11	A2	1,500,000	1,610,310
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	Aa3	1,000,000	1,042,200
CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,746,360
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	270,000	267,130
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	640,000	652,902
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B-/P	576,000	480,436
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	1,000,000	1,088,320
Ser. B, 5 5/8s, FHLMC Coll., 6/1/38
(Prerefunded)	AAA	1,500,000	1,653,090
Ser. 03 A-1, 5s, 6/1/21	BBB	420,000	422,369
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Ladera Ranch - No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	450,000	458,451
Riverside Cnty., Redev. Agcy. Tax Alloc.,
Ser. A, XLCA, 5s, 10/1/29	Aaa	4,700,000	4,808,899
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/19	BB/P	875,000	894,206
Sacramento, Special Tax Bonds (North
Natomas Cmnty. Fac.), 5s, 9/1/18	BB/P	1,040,000	1,051,118
Santa Clara Cnty., Fin. Auth. Lease Rev.
Bonds (Multiple Fac.), Ser. I, AMBAC,
5s, 5/15/20	Aaa	3,000,000	3,160,950
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	1,400,000	1,449,378
			45,340,160

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Colorado (4.6%)
CO Hlth. Fac. Auth. Rev. Bonds (Hlth. Fac. -
Evangelical Lutheran), 3.35s, 10/1/06	A3	$2,500,000	$2,489,025
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	1,485,000	1,656,503
6 3/8s, 12/15/30	A3	1,515,000	1,645,139
CO State Hsg. Fin. Auth. Rev. Bonds
(Single Fam.)
Ser. B-2 , 7s, 5/1/26	Aa2	95,000	96,154
Ser. B-3, 6.8s, 11/1/28	Aa2	50,000	50,451
Denver, City & Cnty. Arpt. Rev. Bonds,
MBIA, 5 1/2s, 11/15/25	Aaa	2,500,000	2,543,475
U. of CO. Enterprise Syst. Rev. Bonds,
FGIC, 5s, 6/1/26	Aaa	1,650,000	1,714,152
			10,194,899

Delaware (0.7%)
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	500,000	514,500
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,010,250
			1,524,750

District of Columbia (1.9%)
DC, G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	4,000,000	4,148,760

Florida (3.2%)
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,895,000	1,920,128
Lee Cnty., Indl. Dev. Auth. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB-	1,000,000	993,580
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.),
5 3/8s, 11/15/28	BB+	2,000,000	1,987,560
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill), Ser. A,
4.2s, 7/1/09	BBB	375,000	373,601
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	850,000	887,655
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	450,000	449,595
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB-/P	175,000	175,224
Wentworth Estates Cmnty., Dev. Dist.
Special Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB-/P	465,000	466,460
			7,253,803

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Georgia (5.4%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
5 5/8s, 1/1/30	Aaa	$1,500,000	$1,565,325
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
Ser. A, FGIC, 5s, 11/1/38 (Prerefunded)	Aaa	1,045,000	1,089,695
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	2,300,000	2,331,349
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds
(Kennesaw State U. Hsg.), Ser. A, MBIA,
5s, 7/15/29	Aaa	5,215,000	5,361,750
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	600,000	600,984
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.),
7.4s, 1/1/16	B+/P	1,200,000	1,200,576
			12,149,679

Hawaii (0.4%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	900,000	889,344

Idaho (0.2%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	500,000	507,585

Illinois (11.5%)
Chicago, G.O. Bonds, Ser. A, FSA, 5s, 1/1/27	Aaa	4,270,000	4,389,005
Chicago, Board of Ed. G.O. Bonds
(School Reform), Ser. A
AMBAC, 5 1/4s, 12/1/27	Aaa	2,500,000	2,596,675
FGIC, zero %, 12/1/18	Aaa	5,440,000	3,008,374
Cook Cnty., Cmnty. G.O. Bonds (Cons.
School Dist. No. 64 Pk. Ridge), FSA,
5 1/2s, 12/1/16	Aaa	1,580,000	1,757,055
IL Dev. Fin. Auth. Rev. Bonds (Midwestern
U.), Ser. B, 6s, 5/15/26	A-	1,600,000	1,727,728
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt
Obligation), 5.65s, 11/15/24
(Prerefunded)	A2	2,500,000	2,669,075
IL State Toll Hwy. Auth. Rev. Bonds, FSA,
Ser. A-1, 5s, 1/1/23	Aaa	2,250,000	2,349,495
IL U. Rev. Bonds (Auxiliary Fac. Syst.),
Ser. A, AMBAC, 5 1/4s, 4/1/19	Aaa	1,945,000	2,135,629
Schaumburg, G.O. Bonds, Ser. B, FGIC, 5s,
12/1/27	Aaa	5,000,000	5,153,400
			25,786,436

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Indiana (1.6%)
IN State Dev. Fin. Auth. Env. Impt. Rev.
Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	$2,600,000	$2,671,942
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	1,000,000	1,005,550
			3,677,492

Iowa (0.9%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB-/P	1,695,000	2,007,439

Kansas (0.1%)
Salina, Hosp. Rev. Bonds (Salina Regl.
Hlth.), 5s, 10/1/23	A1	300,000	306,759

Louisiana (0.9%)
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21	Aaa	1,500,000	1,555,725
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	400,000	414,076
			1,969,801

Maine (0.5%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,185,000	1,204,647

Massachusetts (11.3%)
MA State Dev. Fin. Agcy. Rev. Bonds (MA
Biomedical Research), Ser. C, 6 3/8s, 8/1/17	A1	2,785,000	3,017,074
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC),
Ser. A, 9s, 12/15/15	BBB-/P	1,000,000	1,206,250
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	750,000	814,365
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	16,400,000	17,214,579
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	496,315
MA State Hsg. Fin. Agcy. Rev. Bonds
(Rental Mtge.), Ser. C, AMBAC,
5 5/8s, 7/1/40	Aaa	2,500,000	2,542,350
			25,290,933

Michigan (4.0%)
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.21s, 7/1/33	VMIG1	3,150,000	3,150,000
Dickinson Cnty., Econ. Dev. Corp. Poll.
Control Rev. Bonds (Intl. Paper Co.),
Ser. A, 4.8s, 11/1/18	BBB	900,000	876,168
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Baa3	75,000	77,346

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Michigan continued
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	$1,000,000	$1,044,000
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A2	1,250,000	1,333,588
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	Aaa	1,200,000	1,192,176
Saginaw Cnty., G.O. Bonds (Healthsource
Saginaw, Inc.), MBIA, 5s, 5/1/26	Aaa	1,210,000	1,260,251
			8,933,529

Minnesota (2.3%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	2,500,000	2,504,850
Minneapolis, Cmnty. Dev. Agcy. Supported
Dev. Rev. Bonds, Ser. G-3, 5.45s, 12/1/31	A+	1,705,000	1,841,434
Minneapolis, Hlth. Care Syst. VRDN
(Fairview Hlth. Svcs.), Ser. C, MBIA,
3.21s, 11/15/26	VMIG1	500,000	500,000
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Hlth. East), 6s, 11/15/25	Baa3	350,000	377,720
			5,224,004

Mississippi (2.4%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	500,000	590,290
Ser. B, 6.7s, 4/1/22	Baa2	525,000	614,156
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5 7/8s, 4/1/22	BBB-	1,750,000	1,760,885
MS Dev. Bk. Special Obligation Rev. Bonds
(Jackson, MS), FSA, 5 1/4s, 3/1/21	Aaa	1,385,000	1,516,326
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	740,000	773,263
			5,254,920

Missouri (2.3%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A, 5 1/2s, 6/1/16	A+	1,250,000	1,328,863
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. D, GNMA Coll.,
FNMA Coll., 5.55s, 9/1/34	Aaa	1,120,000	1,152,032
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,000,000	1,034,030

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Missouri continued
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	$850,000	$883,108
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	700,000	740,691
			5,138,724

Nevada (3.7%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
FGIC, 5 1/8s, 7/1/26	Aaa	5,105,000	5,311,804
Clark Cnty., Impt. Dist. Special Assmt.
Bonds (Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	683,928
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5.1s, 3/1/21	BB-/P	1,000,000	995,820
(No. T-17), 5s, 9/1/25	BB/P	225,000	221,432
(No. T-14), 4 3/4s, 3/1/10	BB/P	1,135,000	1,144,205
			8,357,189

New Hampshire (0.4%)
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds, 3 1/2s, 7/1/27	Baa2	950,000	919,154

New Jersey (6.9%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Vlg., Inc.), Ser. A,
7 1/4s, 11/15/31	BB-/P	650,000	701,981
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,857,258
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,184,600
NJ State G.O. Bonds, Ser. F, MBIA,
5 1/2s, 8/1/11	AAA	3,100,000	3,350,511
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	1,961,088
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB-/F	750,000	823,815
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	500,000	557,310
6s, 6/1/37	BBB	1,000,000	1,048,570
			15,485,133

New Mexico (0.6%)
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA,
5s, 6/15/22	Aaa	750,000	784,305
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	440,000	455,176
			1,239,481

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

New York (20.1%)
NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09	AA-	$7,780,000	$8,142,704
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	500,000	518,060
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	500,000	527,150
(Brooklyn Navy Yard Cogen. Partners),
Ser. G, 5 3/4s, 10/1/36	BBB-	2,000,000	2,005,880
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds (British Airways PLC),
5 1/4s, 12/1/32	Ba2	750,000	701,235
NY City, Muni. Wtr. & Swr. Fin. Auth.
Rev. Bonds
Ser. B, 5 3/4s, 6/15/26 (Prerefunded)	AA+	4,100,000	4,226,813
Ser. D, 5s, 6/15/37	AA+	7,500,000	7,691,625
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,044,100
NY State Env. Fac. Corp. Rev. Bonds,
5s, 6/15/32	Aaa	4,000,000	4,124,160
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	Aaa	3,000,000	3,192,900
Port. Auth. NY & NJ Special Oblig. Rev.
Bonds (JFK Intl. Air Term. - 6), MBIA,
5.9s, 12/1/17	Aaa	10,500,000	11,005,365
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	650,000	711,906
			44,891,898

North Carolina (3.4%)
NC Eastern Muni. Pwr. Agcy. Syst.
Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,000,000	1,091,660
Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,112,220
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	3,500,000	3,811,500
U. of NC Chapel Hill Hosp. Rev. Bonds,
Ser. A, 5s, 2/1/11	AA-	500,000	520,375
			7,535,755

North Dakota (0.4%)
ND State Board of Higher Ed. Rev. Bonds
(U. of ND Hsg. & Auxillary Fac.), FSA
5s, 4/1/21	Aaa	400,000	417,976
5s, 4/1/19	Aaa	500,000	524,910
			942,886

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Ohio (2.8%)
Brookville, Local School Dist. G.O. Bonds,
FSA, 5s, 12/1/31	Aaa	$1,000,000	$1,029,560
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	600,000	577,524
OH State Air Quality Dev. Auth. Rev. Bonds
(Toledo Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	2,000,000	2,082,740
Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,500,000	2,679,575
			6,369,399

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,050,000	1,117,683

Oregon (0.4%)
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	845,000	870,908

Pennsylvania (5.4%)
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.4s, 1/1/15	BB/P	530,000	527,467
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	870,000	913,448
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A1	1,500,000	1,575,015
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh Valley Hosp. Hlth.
Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,022,410
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds
(Northampton Generating), Ser. A, 6.6s, 1/1/19	B+	750,000	737,963
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic
Med.), 5s, 12/1/08	A	1,045,000	1,069,265
Philadelphia, School Dist. G.O. Bonds,
Ser. D, FGIC, 5s, 6/1/27	Aaa	5,000,000	5,179,750
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	1,000,000	1,062,020
			12,087,338

Puerto Rico (2.6%)
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. AA, 5s, 12/1/16	BBB	250,000	259,510
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	5,000,000	5,481,900
			5,741,410

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

South Carolina (3.2%)
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	$2,515,000	$2,667,384
Greenwood Cnty., Hosp. Rev. Bonds
(Memorial Hosp.), 5 1/2s, 10/1/26	A2	750,000	782,213
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,000,000	1,142,380
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance), Ser. A,
7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	600,000	696,384
SC Tobacco Settlement Rev. Mgt. Rev.
Bonds, Ser. B, 6 3/8s, 5/15/28	BBB	1,750,000	1,869,490
			7,157,851

South Dakota (1.0%)
SD Edl. Enhancement Funding Corp. Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,169,560

Tennessee (4.4%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds
(Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	2,000,000	2,318,680
(First Mtge. - Mountain States Hlth.),
Ser. A, MBIA, 6s, 7/1/21	Aaa	7,000,000	7,523,250
			9,841,930

Texas (9.2%)
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	1,750,000	1,733,463
Columbus, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/8s, 8/15/29	Aaa	4,525,000	4,704,145
Conroe, Indpt. School Dist. G.O. Bonds
(School House), PSFG, 5s, 2/15/26	Aaa	2,905,000	2,994,590
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	750,000	764,700
Harris Cnty., Hlth. Fac. Rev. Bonds
(Memorial Hermann Hlth. Care), Ser. A,
6 3/8s, 6/1/29 (Prerefunded)	A2	1,500,000	1,688,640
Montgomery Cnty., G.O. Bonds (Library),
Ser. B, AMBAC, 5s, 3/1/26	Aaa	1,335,000	1,375,691
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,500,000	1,572,870
Snyder, Indpt. School Dist. G.O. Bonds
(School Bldg.), AMBAC
5 1/4s, 2/15/24	AAA	1,215,000	1,292,481
5 1/4s, 2/15/23	AAA	1,150,000	1,225,900

MUNICIPAL BONDS AND NOTES (162.3%)* continued

	Rating **	Principal amount	Value

Texas continued
Socorro, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/15/29	A	$1,360,000	$1,397,631
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/19	Baa3	1,700,000	1,789,165
			20,539,276

Utah (6.3%)
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	675,000	707,204
UT State Pwr. Supply Rev. Bonds
Ser. A, MBIA, IBC, 6.15s, 7/1/14	AAA/P	70,000	71,518
(Intermountain Pwr. Agcy.), Ser. 06-A,
MBIA, IBC, 6.15s, 7/1/14	AAA/P	4,650,000	4,751,510
(Intermountain Pwr. Agcy.), Ser. A, MBIA,
U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	Aaa	8,280,000	8,552,081
			14,082,313

Vermont (0.4%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	915,000	923,976

Virginia (0.9%)
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	2,000,000	2,072,620

Washington (1.1%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	2,320,000	2,527,408

West Virginia (6.2%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	7,500,000	7,744,200
West Virginia U. Rev. Bonds (Impt. West
VA. U.), Ser. C, FGIC, 5s, 10/1/26	Aaa	6,000,000	6,210,180
			13,954,380

Wisconsin (3.7%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	1,800,000	1,984,338
6 3/8s, 6/1/32	BBB	3,500,000	3,746,400
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan), 5 3/4s, 8/15/30	A2	2,500,000	2,627,100
			8,357,838

	MUNICIPAL BONDS AND NOTES (162.3%)* continued

			Rating **	Principal amount		Value

	Wyoming (0.4%)
	Sweetwater Cnty., Poll. Control VRDN
	(Pacificorp.), Ser. B, 3.1s, 1/1/14		P-1		$850,000	$850,000

	TOTAL INVESTMENTS

	Total investments (cost $350,389,905)					$363,295,820

*	Percentages indicated are based on net assets of $223,863,637.
**	The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at May 31,
	2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may
	from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent
	what the agencies would ascribe to these securities at May 31, 2006. Securities rated by Putnam are indicated by “/P” .
	Securities rated by Fitch are indicated by “/F” .

#	A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts
	at May 31, 2006.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933.
	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at May 31, 2006.
	The dates shown on Mandatory Put Bonds are the next mandatory put dates.
	The fund had the following industry group concentrations greater than 10% at May 31, 2006 (as a percentage of net assets):
	Health care	37.8%
	Utilities and power	35.2
	Air transportation	10.2
	The fund had the following insurance concentrations greater than 10% at May 31, 2006 (as a percentage of net assets):
	MBIA	25.7%
	AMBAC	22.0
	FGIC	15.3
	FSA	10.6

	FUTURES CONTRACTS OUTSTANDING at 5/31/06 (Unaudited)

			Number of		Expiration	Unrealized
			contracts	Value	date	appreciation

	U.S. Treasury Note 10 yr (Short)		47	$4,931,328	Sep-06	$27,031

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $350,389,905)	$363,295,820

Cash	1,052,873

Interest and other receivables	5,990,696

Receivable for securities sold	145,000

Receivable for variation margin (Note 1)	13,953

Total assets	370,498,342

LIABILITIES

Distributions payable to shareholders	854,538

Accrued preferred shares distribution payable (Note 1)	52,164

Payable for securities purchased	4,837,490

Payable for shares of the fund repurchased	178,109

Payable for compensation of Manager (Note 2)	511,361

Payable for investor servicing and custodian fees (Note 2)	26,466

Payable for Trustee compensation and expenses (Note 2)	48,797

Payable for administrative services (Note 2)	4,128

Other accrued expenses	121,652

Total liabilities	6,634,705

Series A remarketed preferred shares: (1,400 shares authorized
and outstanding at $100,000 per share) (Note 4)	140,000,000

Net assets applicable to common shares outstanding	$223,863,637

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$231,210,129

Undistributed net investment income (Note 1)	121,588

Accumulated net realized loss on investments (Note 1)	(20,401,026)

Net unrealized appreciation of investments	12,932,946

Total — Representing net assets applicable to common shares outstanding	$223,863,637

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($223,863,637 divided by 20,851,045 shares)	$10.74

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/06 (Unaudited)

INTEREST INCOME	$ 8,988,243

EXPENSES

Compensation of Manager (Note 2)	1,027,630

Investor servicing fees (Note 2)	56,980

Custodian fees (Note 2)	62,271

Trustee compensation and expenses (Note 2)	19,841

Administrative services (Note 2)	12,700

Preferred share remarketing agent fees	176,944

Other	113,041

Total expenses	1,469,407

Expense reduction (Note 2)	(43,443)

Net expenses	1,425,964

Net investment income	7,562,279

Net realized loss on investments (Notes 1 and 3)	(73,399)

Net realized loss on futures contracts (Note 1)	(108,737)

Net unrealized depreciation of investments
and futures contracts during the period	(2,086,094)

Net loss on investments	(2,268,230)

Net increase in net assets resulting from operations	$ 5,294,049

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(2,243,651)

From ordinary income	(5,620)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$ 3,044,778

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	5/31/06*	11/30/05

Operations:
Net investment income	$ 7,562,279	$ 15,007,413

Net realized gain (loss) on investments	(182,136)	1,068,274

Net unrealized appreciation (depreciation) of investments	(2,086,094)	671,266

Net increase in net assets resulting from operations	5,294,049	16,746,953

Distributions to Series A remarketed preferred
shareholders: (Note 1)

From tax exempt income	(2,243,651)	(3,259,131)

From ordinary income	(5,620)	(17,048)

Net increase in net assets resulting from operations
(applicable to common shareholders)	3,044,778	13,470,774

Distributions to common shareholders: (Note 1)

From tax exempt income	(5,167,369)	(11,664,433)

From ordinary income	(21,265)	(147,919)

Decrease from shares repurchased (Note 5)	(4,427,753)	(1,161,555)

Total increase (decrease) in net assets	(6,571,609)	496,867

NET ASSETS

Beginning of period	230,435,246	229,938,379

End of period (including undistributed net investment
income of $121,588 and distributions in excess of net
investment income of $2,786, respectively)	$223,863,637	$230,435,246

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	21,313,768	21,438,811

Shares repurchased (Note 5)	(462,723)	(125,043)

Common shares outstanding at end of period	20,851,045	21,313,768

Remarketed preferred shares outstanding at beginning
and end of period	1,400	1,400

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	5/31/06	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value, beginning
of period (common shares)	$10.81	$10.73	$10.71	$10.41	$10.96	$10.88

Investment operations:
Net investment income (a)	.36	.70	.76	.84	.95	1.01

Net realized and unrealized
gain (loss) on investments	(.10)	.07	.06	.36	(.60)	(.02)

Total from investment operations	.26	.77	.82	1.20	.35	.99

Distributions to preferred shareholders:
From net investment income	(.11)	(.15)	(.08)	(.07)	(.10)	(.20)

Total from investment operations:
(applicable to
common shareholders)	.15	.62	.74	1.13	.25	.79

Distributions to common shareholders:
From net investment income	(.25)	(.55)	(.72)	(.83)	(.80)	(.71)

Total distributions	(.25)	(.55)	(.72)	(.83)	(.80)	(.71)

Increase from
shares repurchased	.03	.01	—	—	—	—

Net asset value, end of period
(common shares)	$10.74	$10.81	$10.73	$10.71	$10.41	$10.96

Market price, end of period
(common shares)	$9.36	$9.34	$9.67	$10.74	$10.75	$10.67

Total return at market price
(common shares) (%)(b)	2.82*	2.26	(3.46)	8.07	8.58	15.96

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
common shares
(in thousands)	$223,864	$230,435	$229,938	$229,140	$221,432	$231,983

Ratio of expenses to
average net assets (%)(c)(d)	.64*	1.40	1.39	1.42	1.46	1.49

Ratio of net investment income
to average net assets (%)(c)	2.33*	5.00	6.34	7.26	7.99	7.19

Portfolio turnover (%)	4.32*	24.16	29.59	32.72	19.25	23.05

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)	Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Investment Grade Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Management believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment-grade securities (rated “investment-grade” at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2005, the fund had a capital loss carryover of $19,713,365 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 1,661,946	November 30, 2006

2,968,039	November 30, 2007

535,007	November 30, 2009

1,282,640	November 30, 2010

12,371,356	November 30, 2011

894,377	November 30, 2013

The aggregate identified cost on a tax basis is $350,389,905, resulting in gross unrealized appreciation and depreciation of $14,295,312 and $1,389,397, respectively, or net unrealized appreciation of $12,905,915.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2006 was 3.40% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the funds management fee was based on the annual rate of 0.65% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended May 31, 2006, the fund incurred $119,251 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended May 31, 2006, the fund’s expenses were reduced by $43,443 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $285, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,525,190 and $16,152,245, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Series I remarketed preferred shares, which are issuable only under certain conditions in exchange for Series A Remarketed Preferred shares. No Series I Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the period ended May 31, 2006, the fund repurchased 462,723 common shares for an aggregate purchase price of $4,427,753, which reflects a weighted-average discount from net asset value per share of 11.8% .

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Charles A. Ruys de Perez
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	BSA Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Judith Cohen
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Clerk and
	Senior Vice President	Assistant Treasurer
Custodian	and Treasurer
Putnam Fiduciary		Wanda M. McManus
Trust Company	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy T. Florek
	Michael T. Healy	Vice President, Assistant Clerk,
	Assistant Treasurer and	Assistant Treasurer and
	Principal Accounting Officer	Proxy Manager
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter,	Vice President
Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Robert E. Patterson
George Putnam, III	Francis J. McNamara, III
W. Thomas Stephens	Vice President and
Richard B. Worley	Chief Legal Officer

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA706 235139 7/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

December 1 -
December 31,
2005	107,194	$9.38	107,194	1,911,644

January 1 -
January 31,
2006	107,194	$9.71	107,194	1,804,450

February 1 -
February 28,
2006	71,436	$9.82	71,436	1,733,014

March 1 -
March 31, 2006	56,084	$9.66	56,084	1,676,930

April 1 - April
30, 2006	40,774	$9.46	40,774	1,636,156

May 1 - May
31, 2006	80,041	$9.40	80,041	1,556,115

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,071,941shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,143,881 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Grade Municipal Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 27, 2006